UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00066

American Balanced Fund
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Balanced Fund®

[photo of a road with trees on both sides]
Special feature

How American Balanced Fund is managed

„ See page 6

Annual report for the year ended December 31, 2010

American Balanced Fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 5 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 29.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2011, calculated in accordance with the Securities and Exchange Commission formula, was 1.62%. The fund’s distribution rate for Class A shares as of that date was 1.85%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Equity investments are subject to market fluctuations. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

[Begin Sidebar]
American Balanced Fund results*
(yearly returns through December 31)

	Value of	Income	Total
	principal	return	return†

1975 (from July 26)	2.4%	3.2%	5.6%
1976	20.0	6.0	26.0
1977	–4.5	5.2	0.7
1978	0.6	5.6	6.2
1979	1.6	6.0	7.6
1980	7.1	7.3	14.4
1981	–3.5	7.9	4.4
1982	20.8	8.6	29.4
1983	8.4	7.7	16.1
1984	2.2	7.2	9.4
1985	22.3	6.8	29.1
1986	10.9	6.0	16.9
1987	–2.3	6.3	4.0
1988	6.6	6.3	12.9
1989	14.9	6.6	21.5
1990	–7.3	5.7	–1.6
1991	18.6	6.1	24.7
1992	4.4	5.1	9.5
1993	6.3	5.0	11.3
1994	–4.2	4.5	0.3
1995	22.4	4.7	27.1
1996	9.2	4.0	13.2
1997	17.1	3.9	21.0
1998	7.5	3.6	11.1
1999	–0.1	3.6	3.5
2000	12.0	3.9	15.9
2001	4.5	3.7	8.2
2002	–9.0	2.7	–6.3
2003	20.2	2.6	22.8
2004	6.8	2.1	8.9
2005	0.9	2.2	3.1
2006	9.1	2.7	11.8
2007	3.8	2.8	6.6
2008	–28.5	2.8	–25.7
2009	18.1	3.0	21.1
2010	10.8	2.2	13.0

Average annual total return:			10.8%

*Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.
† Total return measures capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.
[End Sidebar]

Fellow shareholders:

The rally that began in early 2009 continued in 2010. Stocks and bonds both produced favorable returns.

Stocks, as measured by Standard & Poor’s 500 Composite Index, rose 15.1%. Investment-grade bonds, as measured by Barclays Capital U.S. Aggregate Index, gained 6.5%. American Balanced Fund (AMBAL) increased 13.0%, compared with an 11.9% return of the Lipper Balanced Funds Index. The 60%/40% S&P/BC Index had a total return of 11.7%. The S&P 500, Barclays Capital and 60%/40% S&P/BC indexes are unmanaged.

While it was a good year for stocks, the two halves of the year were quite different. As we mentioned in our semi-annual report, the year started strong but then faded. Concerns about sovereign debt in Europe and the response to those developments led to a sharp decline in the late spring. From that point, however, the market rallied sharply and rose 24% from the low reached on July 2. The fourth quarter of the year was especially strong.

One of the key determinants of the market’s strength has been corporate earnings. In the sharp decline in economic activity in 2008, corporations cut costs to the bone. Labor costs have been sharply restrained. Consequently, as demand recovered, earnings increased quite dramatically.

In addition, Federal Reserve policy has been highly stimulative. The federal funds rate has been held at virtually zero for two years. In addition, the Fed has undertaken two rounds of so-called “quantitative easing” whose intent has been to hold rates on long-term debt at low levels. The two-year extension of the tax cuts should also help economic activity as well as the after-tax return on investment.

As always, one can find things to worry about in the coming years. Commodity prices have been extremely strong. For example, wheat prices rose 47% during the year; cotton, 92%; and crude oil, 15%. To date, these price increases have not affected consumer price inflation, which remains extremely low. In addition, unemployment remains stubbornly high at this point in the cycle. While one would expect some improvement, the significant pressures on state and local governments are likely to restrain overall employment growth.

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[Begin Sidebar]
In this report

Special feature

6	How American Balanced Fund is managed

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

35	Board of trustees and other officers
[End Sidebar]

One of the reasons for the fund’s excellent year was its larger-than-typical position in equities. We began the year at 65% in stocks and increased the position throughout the year, ending at 68%. In addition, our positions in material and energy stocks were quite helpful to results given the strength in commodity prices. Some financial and technology stocks also did well. On the other hand, more defensive stocks such as telecommunications, utilities and health care were weak.

During the year, we significantly increased our position in financial stocks with a view that the worst is now behind them. Financials are now the largest position in the portfolio, replacing technology where we still have significant holdings. We are especially struck by the favorable valuations among large-cap, high-quality stocks. We have significant holdings in this area, and our good year was achieved in spite of this exposure. As always, we don’t buy a class of stocks, but assess their individual prospects and valuation.

During the last 12 months, the bond portion of AMBAL’s portfolio produced positive results. At the end of the 2010 year, the fixed-income portfolio had 44% in government obligations, 31% in mortgage- and asset-backed bonds and 25% in corporate bonds. The fund decreased U.S. Treasury securities and increased both corporate bonds and mortgage-backed securities during 2010. Ten-year U.S Treasury yields fell from 3.85% to 3.30% during the year but were much lower at the end of September and then rose during the fourth quarter.

Our report feature, which begins on page 6, takes an in-depth look at how the fund is managed. We hope you will find it informative.

It is AMBAL’s policy to have between 50% and 75% invested in stocks at all times. At year-end we had 68% in stocks, 29% in bonds and 3% in cash. This is the largest percentage in stocks relative to bonds that the fund has had in some time.

As has been true since its inception, the fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor. We thank our shareholders for placing their confidence in us.

Cordially,

/s/ Robert G. O’Donnell

Robert G. O’Donnell
Vice Chairman of the Board
and Principal Executive Officer

/s/ Gregory D. Johnson

Gregory D. Johnson
President

February 7, 2011

For current information about the fund, visit americanfunds.com.

History of American Balanced Fund

A historical view of the comparative total returns of stocks, bonds, the 60%/40% S&P/BC Index, the Lipper Balanced Funds Index and AMBAL.

Stocks, bonds and balance (July 26, 1975, to December 31, 2010)

				Lipper	American
Total	U.S.	U.S.	60%/40%	Balanced	Balanced
returns (through December 31)	stocks	bonds	S&P/BC Index	Funds Index	Fund

1975 (from July 26)	3.1%	5.6%	4.1%	3.4%	5.6%
1976	23.9	15.6	20.6	26.0	26.0
1977	–7.2	3.0	–3.1	–0.7	0.7
1978	6.6	1.4	4.5	4.8	6.2
1979	18.6	1.9	11.9	14.7	7.6
1980	32.5	2.7	20.6	19.7	14.4
1981	–4.9	6.2	–0.5	1.9	4.4
1982	21.5	32.6	25.9	30.6	29.4
1983	22.6	8.4	16.9	17.4	16.1
1984	6.3	15.1	9.8	7.5	9.4
1985	31.7	22.1	27.9	29.8	29.1
1986	18.7	15.3	17.3	18.4	16.9
1987	5.3	2.8	4.3	4.1	4.0
1988	16.6	7.9	13.1	11.2	12.9
1989	31.6	14.5	24.8	19.7	21.5
1990	–3.1	9.0	1.7	0.7	–1.6
1991	30.4	16.0	24.6	25.8	24.7
1992	7.6	7.4	7.5	7.5	9.5
1993	10.1	9.7	9.9	12.0	11.3
1994	1.3	–2.9	–0.4	–2.0	0.3
1995	37.5	18.5	29.9	24.9	27.1
1996	22.9	3.6	15.2	13.1	13.2
1997	33.4	9.7	23.9	20.3	21.0
1998	28.6	8.7	20.6	15.1	11.1
1999	21.0	–0.8	12.3	9.0	3.5
2000	–9.1	11.6	–0.8	2.4	15.9
2001	–11.9	8.4	–3.8	–3.2	8.2
2002	–22.1	10.3	–9.1	–10.7	–6.3
2003	28.7	4.1	18.9	19.9	22.8
2004	10.9	4.3	8.3	9.0	8.9
2005	4.9	2.4	3.9	5.2	3.1
2006	15.8	4.3	11.2	11.6	11.8
2007	5.5	7.0	6.1	6.5	6.6
2008	–37.0	5.2	–20.1	–26.2	–25.7
2009	26.5	5.9	18.3	23.4	21.1
2010	15.1	6.5	11.7	11.9	13.0

Average annual total returns	11.1%	8.4%	10.3%	10.2%	10.8%

Volatility	15.3	5.7	11.9	10.4	9.9

Figures assume reinvestment of all distributions.

Sources: Stocks — S&P 500; Bonds — Barclays Capital U.S. Aggregate Index. Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Capital Government/Credit Bond Index was used.

The 60%/40% S&P/BC Index blends the S&P 500 with the Barclays Capital U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively.

The market indexes are unmanaged and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

The value of a long-term perspective

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2010.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

As you can see, the investment grew to $359,216 with all distributions reinvested. The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown.

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2010)*
	1 year	5 years	10 years

Class A shares	6.51%	2.68%	4.80%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.63% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

[begin mountain chart]
DATE	American Balanced Fund with dividends reinvested	S&P 500 with dividends reinvested3	Barclays Capital U.S. Aggregate Index3,5	Lipper Balanced Funds Index4

Initial (7/25/75)	9,425	10,000	10,000	10,000
12/31/1975	9,948	10,314	10,558	10,340
12/31/1976	12,533	12,782	12,205	13,031
12/31/1977	12,620	11,867	12,576	12,938
12/31/1978	13,404	12,647	12,751	13,558
12/31/1979	14,427	15,001	12,997	15,548
12/31/1980	16,498	19,869	13,348	18,611
12/31/1981	17,224	18,891	14,182	18,957
12/31/1982	22,280	22,961	18,809	24,763
12/31/1983	25,869	28,140	20,381	29,081
12/31/1984	28,291	29,905	23,468	31,251
12/31/1985	36,527	39,393	28,655	40,574
12/31/1986	42,690	46,746	33,029	48,050
12/31/1987	44,406	49,200	33,940	50,033
12/31/1988	50,123	57,349	36,616	55,627
12/31/1989	60,915	75,489	41,936	66,584
12/31/1990	59,959	73,142	45,694	67,020
12/31/1991	74,765	95,378	53,006	84,330
12/31/1992	81,853	102,634	56,930	90,620
12/31/1993	91,080	112,956	62,480	101,451
12/31/1994	91,386	114,442	60,658	99,375
12/31/1995	116,179	157,396	71,864	124,107
12/31/1996	131,474	193,510	74,473	140,306
12/31/1997	159,131	258,048	81,662	168,784
12/31/1998	176,846	331,786	88,756	194,248
12/31/1999	182,974	401,589	88,027	211,685
12/31/2000	211,985	365,037	98,261	216,741
12/31/2001	229,339	321,685	106,558	209,726
12/31/2002	214,967	250,617	117,485	187,310
12/31/2003	264,029	322,463	122,307	224,652
12/31/2004	287,587	357,528	127,614	244,841
12/31/2005	296,549	375,070	130,713	257,566
12/31/2006	331,559	434,261	136,378	287,442
12/31/2007	353,427	458,102	145,879	306,204
12/31/2008	262,497	288,647	153,523	226,055
12/31/2009	317,839	365,056	162,628	278,844
12/31/2010	359,216	420,124	173,267	312,027
[end mountain chart]

Year ended Dec. 31	1975	6	1976	1977	1978	1979	1980	1981	1982

Total value (dollars in thousands)
Dividends reinvested	$.3		.6	.7	.7	.8	1.1	1.3	1.5
Value at year-end1	$9.9		12.5	12.6	13.4	14.4	16.5	17.2	22.3
AMBAL total return	(0.5)%		26.0	0.7	6.2	7.6	14.4	4.4	29.4

Year ended Dec. 31	1983		1984	1985	1986	1987	1988	1989	1990

Total value (dollars in thousands)
Dividends reinvested	1.7		1.9	1.9	2.2	2.7	2.8	3.3	3.5
Value at year-end1	25.9		28.3	36.5	42.7	44.4	50.1	60.9	60.0
AMBAL total return	16.1		9.4	29.1	16.9	4.0	12.9	21.5	(1.6)

Year ended Dec. 31	1991		1992	1993	1994	1995	1996	1997	1998

Total value (dollars in thousands)
Dividends reinvested	3.7		3.8	4.1	4.1	4.3	4.7	5.2	5.8
Value at year-end1	74.8		81.9	91.1	91.4	116.2	131.5	159.1	176.8
AMBAL total return	24.7		9.5	11.3	0.3	27.1	13.2	21.0	11.1

Year ended Dec. 31	1999		2000	2001	2002	2003	2004	2005	2006

Total value (dollars in thousands)
Dividends reinvested	6.4		7.2	7.8	6.3	5.6	5.5	6.4	7.9
Value at year-end1	183.0		212.0	229.3	215.0	264.0	287.6	296.5	331.6
AMBAL total return	3.5		15.9	8.2	(6.3)	22.8	8.9	3.1	11.8

Year ended Dec. 31	2007		2008	2009	2010

Total value (dollars in thousands)						Average
Dividends reinvested	9.2		10.1	7.9	7.1	annual
Value at year-end1	353.4		262.5	317.8	359.2	total returns:
AMBAL total return	6.6		(25.7)	21.1	13.0	10.6%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 8.5% prior to July 1, 1988.
3The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

4Results of the Lipper Balanced Funds Index reflect fund expenses but do not reflect the effect of any applicable account fees, taxes or front-end sales charges. If any applicable front-end sales charges were included, results of the index would be lower.

5Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Capital Government/Credit Bond Index was used.

6For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

The results shown are before taxes on fund distributions and sale of fund shares.

How American Balanced Fund is managed

[photo of rows of trees]
[Begin Photo Caption]
[photo of Robert G. O’Donnell]
Robert G. O’Donnell
[End Photo Caption]

[Begin Photo Caption]
[photo of Gregory D. Johnson]
Gregory D. Johnson
[End Photo Caption]

[photo of a row of trees]
The first year of the new decade has been a successful one for American Balanced Fund. Both stocks and bonds produced favorable returns in 2010. It seems a good time to take a close look at how the fund is managed.

To gain perspective about our approach, we met with three portfolio counselors for AMBAL — Robert G. O’Donnell, vice chairman and principal executive officer; Gregory D. Johnson, president; and James R. Mulally, senior vice president. Bob and Greg manage equities and Jim manages bonds.

How American Balanced Fund works

Q: Bob, let’s begin with the basics. Why should investors consider a balanced fund as part of their investment program?

Bob: The purpose of a balanced fund is to combine fixed-income securities with a stock portfolio to dampen the volatility one would have with an all-stock portfolio, but still allow the investor to participate in the long-term growth prospects of equities. American Balanced Fund is managed as if it were the complete portfolio of the prudent investor. We are not saying that this is the only investment that one should have, but we manage it as though it were. We realize that this may not be the case for every investor but we really mean this and it imposes a healthy discipline on the management of the fund. While the fund’s policy is to have between 50% and 75% of its assets in common stocks, under normal circumstances, our range is typically much narrower than that. This allows us some flexibility, but provides assurance that we don’t make dramatic allocation changes in an attempt to capture short-term returns.

AMBAL’s stock selection strategy

Q: What kind of stocks do we want for American Balanced Fund?

Greg: We’re looking for stocks that meet a certain quality standard. Our stocks tend to be companies with earnings or clear prospects of earnings. We don’t invest in untested companies. We seldom buy initial public offerings unless they are spin-offs from a proven, large company. No more than 10% of the fund will be invested in the stocks of non-dividend paying companies. In addition, we will not have more than 15% of the fund invested outside the United States.

[photo of  James R. Mulally]

[photo of rows of small trees]

[Begin Pull Quote]
“As the bonds in the portfolio mature, we are able to purchase newer, higher yielding bonds when interest rates rise.”

James R. Mulally
[End Pull Quote]

Q: How do you keep the portfolio in a balanced position?

Bob: We rebalance. It means increasing our equity position when the outlook is uncertain and stocks may have done poorly. It means reducing equities and increasing our bond exposure when stocks have done very well and seem richly valued.

Q: Do investors, in general, rebalance their portfolios enough?

Greg: The answer is no. There is more talk about rebalancing than there is actual rebalancing. That’s because most people want to wait until the situation becomes clear. The problem is that by the time the situation is clear, prices are likely to be higher. If a store announced that all its merchandise had just been marked up 20%, you wouldn’t expect people to rush in to buy, but in stock markets they do.

AMBAL’s bond selection strategy

Q: Let’s look at AMBAL’s bond holdings today. Interest rates may eventually rise more sharply than they have so far. When interest rates rise, bond prices fall. How could that affect AMBAL shareholders?

Jim: Unlike individual bonds, bond funds hold a variety of fixed-income securities that mature at different times. In AMBAL, for example, the bond portfolio consisted of 44% in government obligations, 31% in mortgage- and asset-backed bonds and 25% in corporate bonds at the end of 2010. When rates rise, we can take actions to help protect investors. We can shorten bond maturities to help soften the impact of rising rates. As the bonds in the portfolio mature, we are able to purchase newer, higher yielding bonds when interest rates rise.

Q: Are you concerned about a “bond bubble”?

Jim: I don’t think there’s a bubble in the bond market. A bubble has three components: The first is a significant increase in asset values without a strong fundamental basis for the rise. That hasn’t happened. The second is an atmosphere of mania. But how many people think they are going to get rich by investing in bonds these days? The third component, in almost every instance, is over-leveraging. The housing bubble in 2006 is the most obvious example. People were taking out second mortgages and buying second homes they couldn’t afford. The bond market isn’t very similar to past financial bubbles.

Managing the portfolio

Q: How does the multiple portfolio counselor system help to accomplish the goal of managing AMBAL?

Greg: The multiple portfolio counselor system blends teamwork with accountability and has provided AMBAL with a sustainable method of achieving our fund’s objectives. For example, the portfolio is so diverse that I don’t believe one manager could do it successfully. You need a mix of portfolio counselors with different investment styles, industry experience and backgrounds. The AMBAL portfolio is currently divided among seven portfolio counselors. Four of the portfolio counselors invest in stocks, two invest in bonds and the seventh has a balanced role and invests in both. In addition, an eighth portion of the portfolio is assigned to a group of investment analysts. We spend a lot of time making sure that we have the right lineup of counselors in the fund and in the research portfolio.

Q: What are the investment benefits of the multiple portfolio counselor system?

Bob: The strength of the system is that it allows each of us to follow our own best ideas. Investment professionals are able to buy those stocks and bonds that they believe are most likely to succeed. These holdings, blended with those of their fellow portfolio counselors, create a broadly diversified portfolio of high conviction ideas.

Q: How diverse are the investment styles of the portfolio counselors?

Greg: They vary widely. I’m a growth-oriented investor who tends to invest in large-cap global companies that have a good balance sheet, cash flow and are well-positioned in their industries. Before I became a portfolio counselor, my background as an investment analyst was in the consumer discretionary sector. I covered retail companies and restaurant chains.

[Begin Sidebar]
American Balanced Fund’s portfolio counselors

American Balanced Fund’s seven portfolio counselors have an average 28 years of investment experience.* The knowledge and wisdom they have accumulated over the years have helped them manage your fund through many stock market cycles.

[photo of a small tree in front of a larger tree]
Years of
investment
Portfolio counselor	experience*

Hilda L. Applbaum	24
Alan N. Berro	24
Gregory D. Johnson	17
James R. Mulally	35
Robert G. O’Donnell	38
Dina N. Perry	33
John H. Smet	28

*Years of experience as of July 30, 2010.
[End Sidebar]

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Above-average returns with less volatility

The table below recaps AMBAL’s history since 1975 under CRMC’s management. As you can see, the fund has had a higher average annual total return than both the 60%/40% S&P/BC Index and the Lipper Balanced Funds Index with lower volatility. Further, its annualized return was within 0.3% of the S&P 500 with about two-thirds of the market’s volatility. The detail of all these data points may be found on page 3.

For the period July 26, 1975, to December 31, 2010

[begin scatter graph]
Average annual total return	S&P 500 Index	Barclays Capital U.S. Aggregate Index	Lipper Balanced Fund Index	American Balanced Fund	60%/40% S&P/BC Index

1975 (from 7/26)	3.1%	5.6%	3.4%	5.6%	4.1%
1976	23.9%	15.6%	26.0%	26.0%	20.6%
1977	-7.2%	3.0%	-0.7%	0.7%	-3.1%
1978	6.6%	1.4%	4.8%	6.2%	4.5%
1979	18.6%	1.9%	14.7%	7.6%	11.9%
1980	32.5%	2.7%	19.7%	14.4%	20.6%
1981	-4.9%	6.2%	1.9%	4.4%	-0.5%
1982	21.5%	32.6%	30.6%	29.4%	25.9%
1983	22.6%	8.4%	17.4%	16.1%	16.9%
1984	6.3%	15.1%	7.5%	9.4%	9.8%
1985	31.7%	22.1%	29.8%	29.1%	27.9%
1986	18.7%	15.3%	18.4%	16.9%	17.3%
1987	5.3%	2.8%	4.1%	4.0%	4.3%
1988	16.6%	7.9%	11.2%	12.9%	13.1%
1989	31.6%	14.5%	19.7%	21.5%	24.8%
1990	-3.1%	9.0%	0.7%	-1.6%	1.7%
1991	30.4%	16.0%	25.8%	24.7%	24.6%
1992	7.6%	7.4%	7.5%	9.5%	7.5%
1993	10.1%	9.7%	12.0%	11.3%	9.9%
1994	1.3%	-2.9%	-2.0%	0.3%	-0.4%
1995	37.5%	18.5%	24.9%	27.1%	29.9%
1996	22.9%	3.6%	13.1%	13.2%	15.2%
1997	33.4%	9.7%	20.3%	21.0%	23.9%
1998	28.6%	8.7%	15.1%	11.1%	20.6%
1999	21.0%	-0.8%	9.0%	3.5%	12.3%
2000	-9.1%	11.6%	2.4%	15.9%	-0.8%
2001	-11.9%	8.4%	-3.2%	8.2%	-3.8%
2002	-22.1%	10.3%	-10.7%	-6.3%	-9.1%
2003	28.7%	4.1%	19.9%	22.8%	18.9%
2004	10.9%	4.3%	9.0%	8.9%	8.3%
2005	4.9%	2.4%	5.2%	3.1%	3.9%
2006	15.8%	4.3%	11.6%	11.8%	11.2%
2007	5.5%	7.0%	6.5%	6.6%	6.1%
2008	-37.0%	5.2%	-26.2%	-25.7%	-20.1%
2009	26.5%	5.9%	23.4%	21.1%	18.3%
2010	15.1%	6.5%	11.9%	13.0%	11.7%
Avg. Annual Compound Returns (7/26/75 - 12/31/09	11.1%	8.4%	10.2%	10.8%	10.3%
Volatility (7/26/75-12/31/09	15.3	5.7	10.4	9.9	10.0
[end scatter graph]

Sources: Stocks — S&P 500; Bonds — Barclays Capital U.S. Aggregate Index. Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Capital Government/Credit Bond Index was used.

The 60%/40% S&P/BC Index blends the S&P 500 with the Barclays Capital U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively.

The market indexes are unmanaged and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.
[End Sidebar]

[Begin Pull Quote]
“The strength of the multiple portfolio counselor system is that it allows each of us to follow our own best ideas.”

Robert G. O’Donnell
[End Pull Quote]

[photo of a grass path - trees on both sides]

[photo of a couple walking along a dirt path - trees all around]

Bob: When you have a diversification of styles among different counselors, you don’t have the volatility you have when one manager with a specific style is managing a fund. This may reduce our ability to lead the pack in any one year, but has resulted in excellent results over a long period of time. That is what we seek to do for our shareholders. It’s important to remember, however, that this is not a committee. It is a group of individuals each managing their own portfolio within the overall mandate of the fund.

Q: Why does AMBAL have a research portfolio?

Greg: The investment analysts in the research portfolio study individual industries and companies in depth. Portfolio counselors invest broadly in several industries and tap the knowledge of an analyst when making an invesment decision on a company. Investment analysts are the field researchers who visit companies in person and meet with company executives and employees, suppliers, customers and competitors. I develop many of my own investment ideas and rely on investment analysts to tell me what they are seeing on a micro-level and to see whether my thesis works. I also like to hear any of the analysts’ original ideas.

Looking forward

Q: What are the biggest opportunities for AMBAL’s stock holdings in the years ahead?

Greg: Tremendous numbers of people in the world are moving from being poor to being middle class. It is a trend that should continue to benefit many companies and yet this is not recognized in current valuations. There is a lot going on and the world will probably be a much better place 10 years from now than it is today. Look at the world’s gross domestic product today compared to 10 years ago. It has experienced a huge increase that shows every prospect of continuing.

Q: What lessons did you learn from the recent recession?

Bob: It is a fool’s game to try to predict how future events might unfold. That said, the economy is more resilient than people generally believe. Every year, new companies start up and successful businesses expand.

Q: What advice would you give shareholders today?

Bob: Amid all the noise, focus on the long term. Investors can do great harm to their wealth by trying to anticipate short-term changes. One typically does best by setting out a long-term strategy and staying with it. ■

Summary investment portfolio, December 31, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings

[begin pie chart]
Percent
of net
Investment mix by security type	assets

Common stocks	68%
Fixed-income securities	29
Short-term securities & other assets less liabilities	3
[end pie chart]

			Percent
		Value	of net
Common stocks - 67.98%	Shares	(000)	assets

Financials - 11.23%
Wells Fargo & Co.	43,100,000	$1,335,669	2.64%
Goldman Sachs Group, Inc.	4,430,000	744,949	1.48
Berkshire Hathaway Inc., Class A (1)	5,576	671,629	1.33
American Express Co.	15,000,000	643,800	1.28
U.S. Bancorp	14,110,000	380,547	.75
JPMorgan Chase & Co.	7,410,000	314,332	.62
Other securities		1,582,839	3.13
		5,673,765	11.23

Information technology - 9.19%
Microsoft Corp.	28,870,000	806,050	1.59
Oracle Corp.	21,285,991	666,251	1.32
International Business Machines Corp.	3,400,000	498,984	.99
Texas Instruments Inc.	13,000,000	422,500	.84
Cisco Systems, Inc. (1)	18,800,000	380,324	.75
Google Inc., Class A (1)	535,000	317,774	.63
Other securities		1,553,067	3.07
		4,644,950	9.19

Industrials - 8.20%
Boeing Co.	7,860,000	512,944	1.02
Deere & Co.	5,640,000	468,402	.93
Lockheed Martin Corp.	6,600,000	461,406	.91
Union Pacific Corp.	4,000,000	370,640	.73
United Technologies Corp.	4,190,000	329,837	.65
General Electric Co.	17,500,000	320,075	.63
Other securities		1,681,477	3.33
		4,144,781	8.20

Energy - 8.10%
Chevron Corp.	14,672,000	1,338,820	2.65
Royal Dutch Shell PLC, Class B (ADR)	11,533,000	768,905	1.52
Schlumberger Ltd.	6,800,000	567,800	1.13
ConocoPhillips	5,200,000	354,120	.70
Other securities		1,062,591	2.10
		4,092,236	8.10

Health care - 7.64%
Merck & Co., Inc.	19,000,000	684,760	1.36
Bristol-Myers Squibb Co.	18,500,000	489,880	.97
Pfizer Inc	26,659,500	466,808	.92
UnitedHealth Group Inc.	9,650,000	348,462	.69
Other securities		1,869,843	3.70
		3,859,753	7.64

Consumer discretionary - 7.06%
Home Depot, Inc.	23,095,000	809,711	1.60
Amazon.com, Inc. (1)	3,400,000	612,000	1.21
Time Warner Inc.	10,333,334	332,423	.66
Comcast Corp., Class A	14,545,000	319,553	.63
Other securities		1,494,454	2.96
		3,568,141	7.06

Consumer staples - 5.89%
Philip Morris International Inc.	15,750,000	921,848	1.83
Costco Wholesale Corp.	7,935,000	572,986	1.13
Kraft Foods Inc., Class A	10,170,000	320,457	.64
Other securities		1,158,790	2.29
		2,974,081	5.89

Materials - 5.69%
Dow Chemical Co.	16,685,000	569,626	1.13
Potash Corp. of Saskatchewan Inc.	3,450,000	534,164	1.06
Monsanto Co.	6,400,000	445,696	.88
E.I. du Pont de Nemours and Co.	8,250,000	411,510	.81
Other securities		913,992	1.81
		2,874,988	5.69

Telecommunication services - 1.68%
AT&T Inc.	17,362,500	510,110	1.01
Verizon Communications Inc.	9,400,000	336,332	.67
		846,442	1.68

Utilities - 1.21%
Other securities		613,816	1.21

Miscellaneous - 2.09%
Other common stocks in initial period of acquisition		1,056,067	2.09

Total common stocks (cost: $27,091,794,000)		34,349,020	67.98

			Percent
		Value	of net
Preferred stocks - 0.15%		(000)	assets

Financials - 0.15%
Other securities		76,487	.15

Total preferred stocks (cost: $77,381,000)		76,487	.15

	Principal		Percent
	amount	Value	of net
Bonds & notes - 28.44%	(000)	(000)	assets

Bonds & notes of U.S. government & government agencies - 12.29%
U.S. Treasury 4.625% 2011	$531,000	553,525
U.S. Treasury 1.50% 2013	300,000	304,347
U.S. Treasury 2.75% 2013	296,500	311,719
U.S. Treasury 3.375% 2013	583,750	622,745
U.S. Treasury 3.50% 2018	744,500	783,385
U.S. Treasury 6.25% 2023	581,500	731,312
U.S. Treasury 4.50% 2036	346,300	358,729
U.S. Treasury 3.50% 2039	377,000	324,989
U.S. Treasury 1.625%-8.875% 2012-2040 (2)	1,736,332	1,916,219	11.69
Fannie Mae 6.25% 2029	20,000	24,163	.05
Other securities		277,904	.55
		6,209,037	12.29

Mortgage-backed obligations (3) - 8.39%
Fannie Mae 0%-11.71% 2011-2047 (4)	2,447,618	2,536,375	5.02
Government National Mortgage Assn. 4.00% 2041	415,560	418,482
Government National Mortgage Assn.4.50%-10.00% 2021-2040	117,301	126,833	1.08
Freddie Mac 0%-7.299% 2023-2038 (4)	305,727	322,949	.64
Other securities		834,129	1.65
		4,238,768	8.39

Corporate bonds & notes - 7.12%
Financials - 2.33%
American Express Co. 6.15% 2017	22,800	25,736
American Express Bank 5.50% 2013	21,300	22,969	.10
Goldman Sachs Group, Inc. 3.70% 2015	12,965	13,224	.02
Wells Fargo & Co. 4.375% 2013	6,920	7,327	.01
Other securities		1,109,776	2.20
		1,179,032	2.33

Telecommunication services - 0.91%
SBC Communications Inc. 5.10%-6.45% 2011-2034	114,300	124,411
BellSouth Capital Funding Corp. 7.875% 2030	51,500	62,216
AT&T Inc. 4.95%-5.35% 2013-2040 (5)	27,706	28,239
AT&T Wireless Services, Inc. 8.125% 2012	5,230	5,715	.44
Other securities		240,460	.47
		461,041	.91

Energy - 0.51%
Shell International Finance BV 1.30%-1.875% 2011-2013	32,750	33,116	.07
Other securities		224,959	.44
		258,075	.51

Materials - 0.36%
Dow Chemical Co. 7.60% 2014	18,250	21,065
Rohm and Haas Co. 6.00% 2017	17,445	19,119	.08
Other securities		139,623	.28
		179,807	.36

Information technology - 0.09%
International Business Machines Corp. 2.00% 2016	17,000	16,642	.03
Other securities		31,313	.06
		47,955	.09

Other corporate bonds & notes - 2.92%
Other securities		1,473,407	2.92

Total corporate bonds & notes		3,599,317	7.12

Other - 0.61%
Other securities		308,256	.61

Miscellaneous - 0.03%
Other bonds & notes in initial period of acquisition		15,424	.03

Total bonds & notes (cost: $13,821,901,000)		14,370,802	28.44

	Principal		Percent
	amount	Value	of net
Short-term securities - 4.01%	(000)	(000)	assets

Freddie Mac 0.15%-0.25% due 1/3-5/27/2011	$559,800	559,586	1.10
U.S. Treasury Bills 0.173%-0.257% due 4/21-11/17/2011	464,700	464,202	.92
Fannie Mae 0.14%-0.20% due 2/1-3/1/2011	181,900	181,866	.36
Variable Funding Capital Company LLC 0.26% due 1/27/2011 (5)	50,000	49,990	.10
NetJets Inc. 0.17% due 1/20/2011 (5)	30,800	30,797	.06
Other securities		742,451	1.47

Total short-term securities (cost: $2,028,756,000)		2,028,892	4.01

Total investment securities (cost: $43,019,832,000)		50,825,201	100.58
Other assets less liabilities		(293,684)	(.58)

Net assets		$50,531,517	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $20,390,000, which represented .04% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Index-linked bond whose principal amount moves with a government retail price index.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Coupon rate may change periodically.
(5) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,618,345,000, which represented 3.20% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2010	(dollars in thousands)

Assets:
Investment securities, at value (cost: $43,019,832)		$50,825,201
Cash		12,715
Receivables for:
Sales of investments	$159,877
Sales of fund's shares	223,964
Dividends and interest	182,033	565,874
		51,403,790
Liabilities:
Payables for:
Purchases of investments	477,541
Repurchases of fund's shares	359,434
Investment advisory services	10,236
Services provided by related parties	21,831
Trustees' deferred compensation	2,573
Other	658	872,273
Net assets at December 31, 2010		$50,531,517

Net assets consist of:
Capital paid in on shares of beneficial interest		$47,624,202
Undistributed net investment income		155,196
Accumulated net realized loss		(5,053,250)
Net unrealized appreciation		7,805,369
Net assets at December 31, 2010		$50,531,517

(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (2,821,266 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$31,408,866	1,751,942	$17.93
Class B	2,572,907	143,971	17.87
Class C	4,575,733	256,351	17.85
Class F-1	895,326	49,950	17.92
Class F-2	227,830	12,711	17.92
Class 529-A	1,588,812	88,721	17.91
Class 529-B	244,031	13,629	17.90
Class 529-C	582,732	32,551	17.90
Class 529-E	92,488	5,167	17.90
Class 529-F-1	57,451	3,210	17.90
Class R-1	135,288	7,586	17.83
Class R-2	1,127,789	63,198	17.85
Class R-3	2,407,572	134,799	17.86
Class R-4	2,007,197	112,093	17.91
Class R-5	1,544,998	86,129	17.94
Class R-6	1,062,497	59,258	17.93

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,155)	$881,116
Interest	583,420	$1,464,536

Fees and expenses*:
Investment advisory services	116,289
Distribution services	182,973
Transfer agent services	42,521
Administrative services	27,799
Reports to shareholders	2,393
Registration statement and prospectus	989
Trustees' compensation	585
Auditing and legal	112
Custodian	322
Other	2,319	376,302
Net investment income		1,088,234

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain (loss) on:
Investments	902,534
Currency transactions	(658)	901,876
Net unrealized appreciation on:
Investments	3,853,811
Currency translations	38	3,853,849
Net realized gain and unrealized appreciation on investments and currency		4,755,725
Net increase in net assets resulting from operations		$5,843,959

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31
	2010	2009
Operations:
Net investment income	$1,088,234	$1,144,302
Net realized gain (loss) on investments and currency transactions	901,876	(4,284,312)
Net unrealized appreciation on investments and currency translations	3,853,849	11,456,276
Net increase in net assets resulting from operations	5,843,959	8,316,266

Dividends paid to shareholders from net investment income	(959,212)	(1,166,741)

Net capital share transactions	(2,173,629)	(2,382,577)

Total increase in net assets	2,711,118	4,766,948

Net assets:
Beginning of year	47,820,399	43,053,451
End of year (including undistributed net investment income: $155,196 and $17,510, respectively)	$50,531,517	$47,820,399

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American Balanced Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities. Effective March 1, 2010, the fund reorganized from a Maryland corporation to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Financials	$5,673,765	$-	$-	$5,673,765
Information technology	4,644,950	-	-	4,644,950
Industrials	4,144,781	-	-	4,144,781
Energy	4,092,236	-	-	4,092,236
Health care	3,859,753	-	-	3,859,753
Consumer discretionary	3,568,141	-	-	3,568,141
Consumer staples	2,974,081	-	-	2,974,081
Materials	2,874,988	-	-	2,874,988
Telecommunication services	846,442	-	-	846,442
Utilities	613,816	-	-	613,816
Miscellaneous	1,056,067	-	-	1,056,067
Preferred stocks	-	76,487	-	76,487
Bonds & notes:
Bonds & notes of U.S. government & government agencies	-	6,209,037	-	6,209,037
Mortgage-backed obligations	-	4,218,378	20,390	4,238,768
Corporate bonds & notes	-	3,599,317	-	3,599,317
Other	-	308,256	-	308,256
Miscellaneous	-	15,424	-	15,424
Short-term securities	-	2,028,892	-	2,028,892
Total	$34,349,020	$16,455,791	$20,390	$50,825,201

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended December 31, 2010 (dollars in thousands):

	Beginning value at 1/1/2010	Net unrealized appreciation (*)	Net sales	Net transfers into Level 3(†)	Ending value at 12/31/2010
Investment securities	$7,378	$1,857	$(8,795)	$19,950	$20,390

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2010 (dollars in thousands) (*):					$1,890

(*) Net unrealized appreciation is included in the related amounts on investments in the statement of operations.
(†) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. The fund may also invest in debt securities and mortgage- backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. These securities are neither issued nor guaranteed by the U.S. government.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. These risks may be heightened in connection with investments in developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities for tax years before 2006.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes

During the year ended December 31, 2010, the fund reclassified $8,811,000 from accumulated net realized loss to undistributed net investment income and $147,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$157,689
Capital loss carryforwards*:
Expiring 2016	$(283,970)
Expiring 2017	(4,681,346)	(4,965,316)
Gross unrealized appreciation on investment securities		9,021,545
Gross unrealized depreciation on investment securities		(1,304,218)
Net unrealized appreciation on investment securities		7,717,327
Cost of investment securities		43,107,874
*Reflects the utilization of capital loss carryforwards of $896,523,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Year ended December 31
	2010	2009
Class A	$642,622	$770,289
Class B	38,561	68,568
Class C	59,537	84,863
Class F-1	18,620	24,945
Class F-2	4,485	2,935
Class 529-A	29,590	31,071
Class 529-B	3,310	5,161
Class 529-C	7,021	8,928
Class 529-E	1,526	1,746
Class 529-F-1	1,146	1,031
Class R-1	1,783	2,168
Class R-2	14,920	18,873
Class R-3	42,027	53,008
Class R-4	41,065	46,044
Class R-5	34,233	37,936
Class R-6*	18,766	9,175
Total	$959,212	$1,166,741

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.210% on such assets in excess of $71 billion. For the year ended December 31, 2010, the investment advisory services fee was $116,289,000, which was equivalent to an annualized rate of 0.242% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$71,534	$38,990	Not applicable	Not applicable	Not applicable
Class B	28,397	3,531	Not applicable	Not applicable	Not applicable
Class C	43,987	Included in administrative services	$6,603	$1,003	Not applicable
Class F-1	2,167		1,059	63	Not applicable
Class F-2	Not applicable		274	10	Not applicable
Class 529-A	3,033		1,397	243	$1,404
Class 529-B	2,618		260	76	263
Class 529-C	5,313		531	134	534
Class 529-E	418		83	15	84
Class 529-F-1	-		49	8	49
Class R-1	1,273		161	33	Not applicable
Class R-2	8,047		1,589	2,705	Not applicable
Class R-3	11,393		3,388	1,138	Not applicable
Class R-4	4,793		2,824	43	Not applicable
Class R-5	Not applicable		1,390	11	Not applicable
Class R-6	Not applicable		372	3	Not applicable
Total	$182,973	$42,521	$19,980	$5,485	$2,334

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $585,000, shown on the accompanying financial statements, includes $378,000 in current fees (either paid in cash or deferred) and a net increase of $207,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2010
Class A	$4,166,008	249,273	$619,160	37,146	$(6,092,729)	(364,893)	$(1,307,561)	(78,474)
Class B	65,367	3,927	37,144	2,243	(1,107,951)	(66,736)	(1,005,440)	(60,566)
Class C	516,589	31,043	56,464	3,405	(870,586)	(52,496)	(297,533)	(18,048)
Class F-1	198,682	11,915	17,458	1,048	(293,849)	(17,642)	(77,709)	(4,679)
Class F-2	101,541	6,079	3,737	224	(62,044)	(3,736)	43,234	2,567
Class 529-A	294,964	17,634	29,578	1,774	(173,539)	(10,403)	151,003	9,005
Class 529-B	8,942	538	3,309	199	(78,240)	(4,683)	(65,989)	(3,946)
Class 529-C	104,832	6,282	7,018	422	(91,127)	(5,477)	20,723	1,227
Class 529-E	15,354	917	1,526	92	(12,903)	(775)	3,977	234
Class 529-F-1	15,751	941	1,145	69	(7,015)	(420)	9,881	590
Class R-1	37,708	2,271	1,779	107	(36,988)	(2,216)	2,499	162
Class R-2	286,839	17,281	14,908	899	(336,868)	(20,271)	(35,121)	(2,091)
Class R-3	519,370	31,278	42,007	2,530	(712,888)	(42,990)	(151,511)	(9,182)
Class R-4	590,296	35,449	41,059	2,466	(557,696)	(33,050)	73,659	4,865
Class R-5	378,814	22,620	34,230	2,052	(341,409)	(20,656)	71,635	4,016
Class R-6	524,170	31,091	18,756	1,121	(152,302)	(9,314)	390,624	22,898
Total net increase
(decrease)	$7,825,227	468,539	$929,278	55,797	$(10,928,134)	(655,758)	$(2,173,629)	(131,422)

Year ended December 31, 2009
Class A	$3,984,498	281,046	$735,362	52,120	$(6,442,246)	(460,161)	$(1,722,386)	(126,995)
Class B	124,701	9,210	64,867	4,657	(859,714)	(60,942)	(670,146)	(47,075)
Class C	506,259	35,802	79,663	5,706	(943,549)	(67,975)	(357,627)	(26,467)
Class F-1	192,838	13,525	21,856	1,557	(407,438)	(29,096)	(192,744)	(14,014)
Class F-2	147,881	10,358	2,350	159	(45,603)	(3,206)	104,628	7,311
Class 529-A	199,325	13,873	31,054	2,197	(159,311)	(11,192)	71,068	4,878
Class 529-B	14,113	1,031	5,158	368	(29,191)	(2,079)	(9,920)	(680)
Class 529-C	92,432	6,472	8,920	635	(90,028)	(6,314)	11,324	793
Class 529-E	12,870	897	1,744	124	(11,301)	(787)	3,313	234
Class 529-F-1	12,991	885	1,031	73	(8,415)	(580)	5,607	378
Class R-1	47,011	3,344	2,158	154	(35,812)	(2,572)	13,357	926
Class R-2	302,257	21,389	18,856	1,344	(278,490)	(19,760)	42,623	2,973
Class R-3	520,157	36,705	52,991	3,768	(557,874)	(39,164)	15,274	1,309
Class R-4	951,360	67,344	46,023	3,248	(972,110)	(64,726)	25,273	5,866
Class R-5	780,790	51,914	37,866	2,716	(1,058,663)	(75,345)	(240,007)	(20,715)
Class R-6(†)	517,645	36,331	9,175	605	(9,034)	(576)	517,786	36,360
Total net increase
(decrease)	$8,407,128	590,126	$1,119,074	79,431	$(11,908,779)	(844,475)	$(2,382,577)	(174,918)

(*)Includes exchanges between share classes of the fund.
(†)Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,529,964,000 and $15,942,590,000, respectively, during the year ended December 31, 2010.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(3)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4) (5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(5)	Ratio of net income to average net assets(3) (5)
Class A:
Year ended 12/31/2010	$16.21	$.40	$1.68	$2.08	$(.36)	$-	$(.36)	$17.93	13.02%	$31,409	.63%	.63%	2.42%
Year ended 12/31/2009	13.78	.40	2.44	2.84	(.41)	-	(.41)	16.21	21.08	29,675	.67	.67	2.80
Year ended 12/31/2008	19.31	.50	(5.35)	(4.85)	(.54)	(.14)	(.68)	13.78	(25.73)	26,972	.61	.59	2.96
Year ended 12/31/2007	19.02	.53	.72	1.25	(.52)	(.44)	(.96)	19.31	6.60	37,999	.60	.58	2.68
Year ended 12/31/2006	17.82	.47	1.61	2.08	(.47)	(.41)	(.88)	19.02	11.80	35,431	.61	.58	2.57
Class B:
Year ended 12/31/2010	16.16	.28	1.66	1.94	(.23)	-	(.23)	17.87	12.12	2,573	1.38	1.38	1.66
Year ended 12/31/2009	13.73	.29	2.44	2.73	(.30)	-	(.30)	16.16	20.24	3,305	1.43	1.43	2.06
Year ended 12/31/2008	19.25	.37	(5.34)	(4.97)	(.41)	(.14)	(.55)	13.73	(26.33)	3,455	1.38	1.35	2.18
Year ended 12/31/2007	18.96	.38	.72	1.10	(.37)	(.44)	(.81)	19.25	5.83	5,391	1.35	1.32	1.94
Year ended 12/31/2006	17.77	.33	1.60	1.93	(.33)	(.41)	(.74)	18.96	10.95	5,386	1.36	1.33	1.82
Class C:
Year ended 12/31/2010	16.14	.27	1.67	1.94	(.23)	-	(.23)	17.85	12.11	4,576	1.43	1.43	1.61
Year ended 12/31/2009	13.72	.29	2.43	2.72	(.30)	-	(.30)	16.14	20.16	4,429	1.45	1.45	2.02
Year ended 12/31/2008	19.23	.36	(5.33)	(4.97)	(.40)	(.14)	(.54)	13.72	(26.33)	4,128	1.42	1.40	2.14
Year ended 12/31/2007	18.95	.37	.72	1.09	(.37)	(.44)	(.81)	19.23	5.73	6,078	1.40	1.37	1.89
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	5,743	1.41	1.38	1.77
Class F-1:
Year ended 12/31/2010	16.21	.40	1.67	2.07	(.36)	-	(.36)	17.92	12.95	895	.63	.63	2.41
Year ended 12/31/2009	13.78	.41	2.44	2.85	(.42)	-	(.42)	16.21	21.13	885	.64	.64	2.85
Year ended 12/31/2008	19.31	.50	(5.35)	(4.85)	(.54)	(.14)	(.68)	13.78	(25.73)	946	.61	.58	2.96
Year ended 12/31/2007	19.02	.53	.72	1.25	(.52)	(.44)	(.96)	19.31	6.61	1,374	.59	.57	2.69
Year ended 12/31/2006	17.82	.48	1.60	2.08	(.47)	(.41)	(.88)	19.02	11.83	1,247	.59	.57	2.59
Class F-2:
Year ended 12/31/2010	16.21	.44	1.67	2.11	(.40)	-	(.40)	17.92	13.21	228	.40	.40	2.63
Year ended 12/31/2009	13.78	.43	2.45	2.88	(.45)	-	(.45)	16.21	21.41	164	.41	.41	2.87
Period from 8/5/2008 to 12/31/2008	17.44	.21	(3.59)	(3.38)	(.28)	-	(.28)	13.78	(19.51)	39	.17	.16	1.45
Class 529-A:
Year ended 12/31/2010	16.19	.39	1.68	2.07	(.35)	-	(.35)	17.91	12.97	1,589	.69	.69	2.35
Year ended 12/31/2009	13.77	.39	2.43	2.82	(.40)	-	(.40)	16.19	20.97	1,291	.73	.73	2.73
Year ended 12/31/2008	19.29	.49	(5.34)	(4.85)	(.53)	(.14)	(.67)	13.77	(25.76)	1,030	.68	.65	2.90
Year ended 12/31/2007	19.01	.51	.72	1.23	(.51)	(.44)	(.95)	19.29	6.47	1,323	.68	.66	2.60
Year ended 12/31/2006	17.81	.47	1.60	2.07	(.46)	(.41)	(.87)	19.01	11.76	1,125	.66	.63	2.53
Class 529-B:
Year ended 12/31/2010	16.19	.26	1.66	1.92	(.21)	-	(.21)	17.90	11.99	244	1.48	1.48	1.56
Year ended 12/31/2009	13.76	.28	2.44	2.72	(.29)	-	(.29)	16.19	20.09	284	1.53	1.53	1.95
Year ended 12/31/2008	19.28	.35	(5.34)	(4.99)	(.39)	(.14)	(.53)	13.76	(26.36)	251	1.48	1.46	2.09
Year ended 12/31/2007	19.00	.36	.71	1.07	(.35)	(.44)	(.79)	19.28	5.64	342	1.47	1.44	1.81
Year ended 12/31/2006	17.80	.31	1.61	1.92	(.31)	(.41)	(.72)	19.00	10.87	311	1.48	1.45	1.70
Class 529-C:
Year ended 12/31/2010	16.19	.26	1.67	1.93	(.22)	-	(.22)	17.90	12.03	583	1.48	1.48	1.57
Year ended 12/31/2009	13.76	.28	2.44	2.72	(.29)	-	(.29)	16.19	20.10	507	1.52	1.52	1.94
Year ended 12/31/2008	19.29	.35	(5.35)	(5.00)	(.39)	(.14)	(.53)	13.76	(26.40)	420	1.48	1.45	2.09
Year ended 12/31/2007	19.00	.36	.72	1.08	(.35)	(.44)	(.79)	19.29	5.70	567	1.47	1.44	1.82
Year ended 12/31/2006	17.81	.32	1.59	1.91	(.31)	(.41)	(.72)	19.00	10.81	501	1.47	1.44	1.71
Class 529-E:
Year ended 12/31/2010	16.19	.35	1.66	2.01	(.30)	-	(.30)	17.90	12.59	92	.97	.97	2.07
Year ended 12/31/2009	13.76	.35	2.44	2.79	(.36)	-	(.36)	16.19	20.71	80	1.02	1.02	2.45
Year ended 12/31/2008	19.28	.44	(5.34)	(4.90)	(.48)	(.14)	(.62)	13.76	(25.99)	65	.97	.95	2.60
Year ended 12/31/2007	19.00	.46	.71	1.17	(.45)	(.44)	(.89)	19.28	6.18	84	.96	.94	2.32
Year ended 12/31/2006	17.80	.41	1.61	2.02	(.41)	(.41)	(.82)	19.00	11.44	73	.96	.93	2.23

Class 529-F-1:
Year ended 12/31/2010	$16.19	$.43	$1.67	$2.10	$(.39)	$-	$(.39)	$17.90	13.15%	$57	.47%	.47%	2.57%
Year ended 12/31/2009	13.76	.42	2.44	2.86	(.43)	-	(.43)	16.19	21.31	42	.52	.52	2.93
Year ended 12/31/2008	19.28	.52	(5.34)	(4.82)	(.56)	(.14)	(.70)	13.76	(25.61)	31	.47	.45	3.11
Year ended 12/31/2007	19.00	.56	.71	1.27	(.55)	(.44)	(.99)	19.28	6.71	36	.46	.44	2.82
Year ended 12/31/2006	17.80	.50	1.61	2.11	(.50)	(.41)	(.91)	19.00	11.99	28	.46	.43	2.73
Class R-1:
Year ended 12/31/2010	16.13	.27	1.66	1.93	(.23)	-	(.23)	17.83	12.10	135	1.40	1.40	1.65
Year ended 12/31/2009	13.71	.29	2.43	2.72	(.30)	-	(.30)	16.13	20.22	120	1.43	1.43	2.03
Year ended 12/31/2008	19.22	.37	(5.33)	(4.96)	(.41)	(.14)	(.55)	13.71	(26.30)	89	1.38	1.35	2.21
Year ended 12/31/2007	18.94	.37	.72	1.09	(.37)	(.44)	(.81)	19.22	5.74	104	1.40	1.37	1.89
Year ended 12/31/2006	17.75	.32	1.60	1.92	(.32)	(.41)	(.73)	18.94	10.91	82	1.41	1.39	1.77
Class R-2:
Year ended 12/31/2010	16.14	.27	1.67	1.94	(.23)	-	(.23)	17.85	12.14	1,128	1.40	1.40	1.64
Year ended 12/31/2009	13.72	.29	2.43	2.72	(.30)	-	(.30)	16.14	20.14	1,054	1.47	1.47	1.99
Year ended 12/31/2008	19.23	.36	(5.33)	(4.97)	(.40)	(.14)	(.54)	13.72	(26.33)	855	1.42	1.39	2.15
Year ended 12/31/2007	18.95	.37	.71	1.08	(.36)	(.44)	(.80)	19.23	5.71	1,168	1.41	1.39	1.87
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	1,079	1.45	1.39	1.77
Class R-3:
Year ended 12/31/2010	16.15	.35	1.67	2.02	(.31)	-	(.31)	17.86	12.64	2,408	.94	.94	2.10
Year ended 12/31/2009	13.73	.36	2.43	2.79	(.37)	-	(.37)	16.15	20.73	2,326	.97	.97	2.49
Year ended 12/31/2008	19.24	.45	(5.33)	(4.88)	(.49)	(.14)	(.63)	13.73	(25.94)	1,959	.90	.87	2.65
Year ended 12/31/2007	18.96	.46	.72	1.18	(.46)	(.44)	(.90)	19.24	6.23	3,301	.92	.90	2.36
Year ended 12/31/2006	17.77	.41	1.60	2.01	(.41)	(.41)	(.82)	18.96	11.44	3,059	.92	.90	2.26
Class R-4:
Year ended 12/31/2010	16.19	.40	1.68	2.08	(.36)	-	(.36)	17.91	13.01	2,007	.65	.65	2.39
Year ended 12/31/2009	13.76	.40	2.44	2.84	(.41)	-	(.41)	16.19	21.09	1,736	.67	.67	2.75
Year ended 12/31/2008	19.28	.49	(5.34)	(4.85)	(.53)	(.14)	(.67)	13.76	(25.75)	1,395	.65	.62	2.92
Year ended 12/31/2007	19.00	.52	.71	1.23	(.51)	(.44)	(.95)	19.28	6.50	1,865	.65	.62	2.64
Year ended 12/31/2006	17.80	.47	1.60	2.07	(.46)	(.41)	(.87)	19.00	11.78	1,724	.65	.62	2.53
Class R-5:
Year ended 12/31/2010	16.22	.45	1.68	2.13	(.41)	-	(.41)	17.94	13.32	1,545	.35	.35	2.69
Year ended 12/31/2009	13.79	.45	2.43	2.88	(.45)	-	(.45)	16.22	21.44	1,332	.37	.37	3.19
Year ended 12/31/2008	19.32	.54	(5.35)	(4.81)	(.58)	(.14)	(.72)	13.79	(25.52)	1,418	.35	.33	3.28
Year ended 12/31/2007	19.03	.58	.72	1.30	(.57)	(.44)	(1.01)	19.32	6.86	957	.35	.33	2.94
Year ended 12/31/2006	17.83	.52	1.61	2.13	(.52)	(.41)	(.93)	19.03	12.08	411	.35	.33	2.82
Class R-6:
Year ended 12/31/2010	16.21	.46	1.67	2.13	(.41)	-	(.41)	17.93	13.38	1,063	.30	.30	2.75
Period from 5/1/2009 to 12/31/2009	13.64	.30	2.61	2.91	(.34)	-	(.34)	16.21	21.52	590	.33 (6)	.33 (6)	2.94 (6)

	Year ended December 31
	2010	2009	2008	2007	2006
Portfolio turnover rate for all share classes	37%	46%	41%	35%	34%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)For the year ended December 31, 2010, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.04 and .25 percentage points, respectively. The impact to the other share classes would have been similar.

(4)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Balanced Fund:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Balanced Fund (the “Fund”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 7, 2011

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2010:
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	7.12%	2.77%	4.77%
Not reflecting CDSC	12.12	3.12	4.77

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	11.11	3.08	4.54
Not reflecting CDSC	12.11	3.08	4.54

Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	12.95	3.91	5.37

Class F-2 shares3 — first sold 8/5/08
Not reflecting annual asset-based fee charged
by sponsoring firm	13.21	—	4.29

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	6.46	2.61	4.45
Not reflecting maximum sales charge	12.97	3.84	5.15

Class 529-B shares2,4 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	6.99	2.65	4.36
Not reflecting CDSC	11.99	3.01	4.36

Class 529-C shares4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	11.03	3.01	4.45
Not reflecting CDSC	12.03	3.01	4.45

Class 529-E shares3,4 — first sold 3/5/02	12.59	3.54	4.51

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	13.15	4.06	6.75

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Expense example
  unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010, through December 31, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2010	Ending account value 12/31/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,164.37	$3.38	.62%
Class A -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class B -- actual return	1,000.00	1,159.76	7.46	1.37
Class B -- assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class C -- actual return	1,000.00	1,159.80	7.78	1.43
Class C -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class F-1 -- actual return	1,000.00	1,163.64	3.44	.63
Class F-1 -- assumed 5% return	1,000.00	1,022.03	3.21	.63
Class F-2 -- actual return	1,000.00	1,164.98	2.18	.40
Class F-2 -- assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 529-A -- actual return	1,000.00	1,164.24	3.76	.69
Class 529-A -- assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-B -- actual return	1,000.00	1,158.79	8.05	1.48
Class 529-B -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-C -- actual return	1,000.00	1,159.03	8.00	1.47
Class 529-C -- assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-E -- actual return	1,000.00	1,161.92	5.29	.97
Class 529-E -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class 529-F-1 -- actual return	1,000.00	1,165.58	2.57	.47
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-1 -- actual return	1,000.00	1,159.41	7.62	1.40
Class R-1 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 -- actual return	1,000.00	1,160.05	7.51	1.38
Class R-2 -- assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-3 -- actual return	1,000.00	1,162.53	5.12	.94
Class R-3 -- assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-4 -- actual return	1,000.00	1,164.40	3.55	.65
Class R-4 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5 -- actual return	1,000.00	1,165.81	1.91	.35
Class R-5 -- assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 -- actual return	1,000.00	1,166.22	1.64	.30
Class R-6 -- assumed 5% return	1,000.00	1,023.69	1.53	.30

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2010:

Qualified dividend income	$888,231,000
Corporate dividends received deduction	$671,189,000
U.S. government income that may be exempt from state taxation	$146,911,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2011. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing conservation of capital, current income and long-term growth of capital and income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indexes, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees1

	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Mary Jane Elmore, 56	2008	Managing Director and General Partner, Institutional
		Venture Partners

Robert A. Fox, 73	1976–1978	Managing General Partner, Fox Investments LP;
Chairman of the Board	1982	corporate director
(Independent and
Non-Executive)

Leonade D. Jones, 63	1993	Retired; former Treasurer, The WashingtonPost
		Company

William D. Jones, 55	2008	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

John M. Lillie, 74	2003	Business consultant

John G. McDonald, 73	1975–1978	Stanford Investors Professor, Graduate School of
	1988	Business, Stanford University

James J. Postl, 65	2007	Retired; former President and CEO, Pennzoil-Quaker
		State Company (automotive products and services)

Isaac Stein, 64	2004	President, Waverley Associates (private investment
		fund); Chairman Emeritus of the Board of Trustees,
		Stanford University

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Mary Jane Elmore, 56	3	None

Robert A. Fox, 73	9	None
Chairman of the Board
(Independent and
Non-Executive)

Leonade D. Jones, 63	9	None

William D. Jones, 55	7	Sempra Energy

John M. Lillie, 74	3	None

John G. McDonald, 73	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

James J. Postl, 65	3	Cooper Industries; Pulte, Inc.

Isaac Stein, 64	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Henry E. Riggs retired from the board in December 2010. The trustees thank Mr. Riggs for his dedication and long service to the fund.

“Interested” trustees5

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Robert G. O’Donnell, 66	1990	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company;
		Director, Capital Research and Management
		Company

Gregory D. Johnson, 47	2003	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Robert G. O’Donnell, 66	2	None
Vice Chairman of the Board

Gregory D. Johnson, 47	1	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers6

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Hilda L. Applbaum, 50	1999	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Jeffrey T. Lager, 42	2002	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company7

James R. Mulally, 58	2009	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company

Paul F. Roye, 57	2007	Senior Vice President — Fund Business Management
Senior Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;7 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

John H. Smet, 54	2000	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director,
		The Capital Group Companies, Inc.7

Alan N. Berro, 50	2010	Senior Vice President, Capital World Investors,
Vice President		Capital Research and Management Company

Patrick F. Quan, 52	1986	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jennifer M. Buchheim, 37	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 37	2009	Associate — Capital Research and Management
Assistant Secretary		Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6All of the officers listed, except Jeffrey T. Lager, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

7Company affiliated with Capital Research and Management Company.

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2010, portfolio of American Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 33 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
>American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-911-0211P

Litho in USA AGD/RRD/8050-S26198

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Isaac Stein, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$75,000
2010	$71,000

b) Audit-Related Fees:
2009	$13,000
2010	$15,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$7,000
2010	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$1,029,000
2010	$1,092,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$15,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,481,000 for fiscal year 2009 and $1,556,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Balanced Fund®
Investment portfolio

December 31, 2010

Common stocks — 67.98%	Shares	Value (000)

FINANCIALS — 11.23%
Wells Fargo & Co.	43,100,000	$1,335,669
Goldman Sachs Group, Inc.	4,430,000	744,949
Berkshire Hathaway Inc., Class A1	5,576	671,629
American Express Co.	15,000,000	643,800
U.S. Bancorp	14,110,000	380,547
JPMorgan Chase & Co.	7,410,000	314,332
ACE Ltd.	4,470,000	278,257
Citigroup Inc.1	58,000,000	274,340
Allstate Corp.	7,400,000	235,912
SunTrust Banks, Inc.	7,479,100	220,708
Weyerhaeuser Co.	11,215,242	212,305
Lincoln National Corp.	3,300,000	91,773
Chubb Corp.	1,300,000	77,532
Aon Corp.	1,466,500	67,474
Bank of America Corp.	5,000,000	66,700
BB&T Corp.	2,200,000	57,838
		5,673,765

INFORMATION TECHNOLOGY — 9.19%
Microsoft Corp.	28,870,000	806,050
Oracle Corp.	21,285,991	666,251
International Business Machines Corp.	3,400,000	498,984
Texas Instruments Inc.	13,000,000	422,500
Cisco Systems, Inc.1	18,800,000	380,324
Google Inc., Class A1	535,000	317,774
Corning Inc.	13,965,000	269,804
Maxim Integrated Products, Inc.	9,670,000	228,405
Apple Inc.1	655,000	211,277
EMC Corp.1	7,700,000	176,330
Tyco Electronics Ltd.	4,360,000	154,344
Yahoo! Inc.1	8,906,000	148,107
Automatic Data Processing, Inc.	3,200,000	148,096
Hewlett-Packard Co.	2,800,000	117,880
Paychex, Inc.	2,727,000	84,292
Intel Corp.	691,000	14,532
		4,644,950

INDUSTRIALS — 8.20%
Boeing Co.	7,860,000	512,944
Deere & Co.	5,640,000	468,402
Lockheed Martin Corp.	6,600,000	461,406
Union Pacific Corp.	4,000,000	370,640
United Technologies Corp.	4,190,000	329,837
General Electric Co.	17,500,000	320,075
Tyco International Ltd.	6,260,000	259,414
Parker Hannifin Corp.	3,000,000	258,900
Northrop Grumman Corp.	3,015,000	195,312
Honeywell International Inc.	3,250,000	172,770
Illinois Tool Works Inc.	3,000,000	160,200
United Parcel Service, Inc., Class B	2,000,000	145,160
Emerson Electric Co.	2,350,000	134,349
European Aeronautic Defence and Space Co. EADS NV1	5,500,000	128,178
General Dynamics Corp.	1,545,000	109,633
FedEx Corp.	900,000	83,709
Pitney Bowes Inc.	1,400,000	33,852
		4,144,781

ENERGY — 8.10%
Chevron Corp.	14,672,000	1,338,820
Royal Dutch Shell PLC, Class B (ADR)	11,533,000	768,905
Schlumberger Ltd.	6,800,000	567,800
ConocoPhillips	5,200,000	354,120
Baker Hughes Inc.	4,500,000	257,265
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	5,825,000	220,418
Exxon Mobil Corp.	3,000,000	219,360
Occidental Petroleum Corp.	1,900,000	186,390
TOTAL SA (ADR)	3,350,000	179,158
		4,092,236

HEALTH CARE — 7.64%
Merck & Co., Inc.	19,000,000	684,760
Bristol-Myers Squibb Co.	18,500,000	489,880
Pfizer Inc	26,659,500	466,808
UnitedHealth Group Inc.	9,650,000	348,462
Johnson & Johnson	4,050,000	250,492
Eli Lilly and Co.	6,950,000	243,528
Cardinal Health, Inc.	6,315,000	241,928
Amgen Inc.1	3,850,000	211,365
Medtronic, Inc.	4,500,000	166,905
Abbott Laboratories	3,250,000	155,707
Baxter International Inc.	2,800,000	141,736
Aetna Inc.	4,550,000	138,820
Stryker Corp.	2,350,000	126,195
Roche Holding AG	700,000	102,567
Gilead Sciences, Inc.1	2,500,000	90,600
		3,859,753

CONSUMER DISCRETIONARY — 7.06%
Home Depot, Inc.	23,095,000	809,711
Amazon.com, Inc.1	3,400,000	612,000
Time Warner Inc.	10,333,334	332,423
Comcast Corp., Class A	14,545,000	319,553
Lowe’s Companies, Inc.	12,000,000	300,960
Walt Disney Co.	8,000,000	300,080
McGraw-Hill Companies, Inc.	8,000,000	291,280
McDonald’s Corp.	2,880,000	221,069
DIRECTV, Class A1	4,175,000	166,708
Best Buy Co., Inc.	3,300,000	113,157
Macy's, Inc.	4,000,000	101,200
		3,568,141

CONSUMER STAPLES — 5.89%
Philip Morris International Inc.	15,750,000	921,848
Costco Wholesale Corp.	7,935,000	572,986
Kraft Foods Inc., Class A	10,170,000	320,457
Procter & Gamble Co.	4,500,000	289,485
Estée Lauder Companies Inc., Class A	2,300,000	185,610
Coca-Cola Co.	2,600,000	171,002
Colgate-Palmolive Co.	2,100,000	168,777
Unilever NV (New York registered)	4,500,000	141,300
Avon Products, Inc.	3,825,000	111,154
PepsiCo, Inc.	1,400,000	91,462
		2,974,081

MATERIALS — 5.69%
Dow Chemical Co.	16,685,000	569,626
Potash Corp. of Saskatchewan Inc.	3,450,000	534,164
Monsanto Co.	6,400,000	445,696
E.I. du Pont de Nemours and Co.	8,250,000	411,510
Alcoa Inc.	19,000,000	292,410
Nucor Corp.	4,250,000	186,235
Air Products and Chemicals, Inc.	2,000,000	181,900
Mosaic Co.	1,415,100	108,057
Praxair, Inc.	1,000,000	95,470
Sigma-Aldrich Corp.	750,000	49,920
		2,874,988

TELECOMMUNICATION SERVICES — 1.68%
AT&T Inc.	17,362,500	510,110
Verizon Communications Inc.	9,400,000	336,332
		846,442

UTILITIES — 1.21%
PG&E Corp.	4,800,000	229,632
Exelon Corp.	3,900,000	162,396
GDF SUEZ	3,400,000	121,991
Southern Co.	1,400,000	53,522
FirstEnergy Corp.	1,250,000	46,275
		613,816

MISCELLANEOUS — 2.09%
Other common stocks in initial period of acquisition		1,056,067

Total common stocks (cost: $27,091,794,000)		34,349,020

Preferred stocks — 0.15%

FINANCIALS — 0.15%
QBE Capital Funding II LP 6.797%2,3	24,470,000	21,335
AXA SA, Series B, 6.379%2,3	20,680,000	18,896
Catlin Insurance Ltd. 7.249%2,3	16,135,000	14,279
XL Capital Ltd., Series E, 6.50%3	13,170,000	11,458
BNP Paribas 7.195%2,3	10,900,000	10,519

Total preferred stocks (cost: $77,381,000)		76,487

	Principal amount
Bonds & notes — 28.44%	(000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 12.29%
U.S. Treasury 4.625% 2011	$531,000	553,525
U.S. Treasury 4.25% 2012	211,600	225,453
U.S. Treasury 4.875% 2012	145,000	152,283
U.S. Treasury 1.50% 2013	300,000	304,347
U.S. Treasury 1.875% 20134	133,366	142,366
U.S. Treasury 2.75% 2013	296,500	311,719
U.S. Treasury 3.375% 2013	583,750	622,745
U.S. Treasury 3.50% 2013	2,000	2,133
U.S. Treasury 3.625% 2013	20,000	21,385
U.S. Treasury 4.25% 2013	245,335	267,165
U.S. Treasury 1.875% 2014	234,000	239,366
U.S. Treasury 1.875% 20154	123,120	133,557
U.S. Treasury 4.125% 2015	70,000	77,099
U.S. Treasury 7.50% 2016	64,000	82,285
U.S. Treasury 8.875% 2017	25,500	35,433
U.S. Treasury 1.625% 20184	22,967	24,605
U.S. Treasury 3.50% 2018	744,500	783,385
U.S. Treasury 2.125% 20194	50,932	56,448
U.S. Treasury 7.875% 2021	28,000	39,081
U.S. Treasury 6.25% 2023	581,500	731,312
U.S. Treasury 2.375% 20254	58,012	64,721
U.S. Treasury 6.875% 2025	123,750	165,477
U.S. Treasury 5.25% 2029	15,000	17,204
U.S. Treasury 4.50% 2036	346,300	358,729
U.S. Treasury 4.375% 2038	39,000	39,430
U.S. Treasury 3.50% 2039	377,000	324,989
U.S. Treasury 4.625% 2040	124,750	130,728
Federal Agricultural Mortgage Corp. 4.875% 20112	40,000	40,057
Federal Agricultural Mortgage Corp. 5.50% 20112	7,000	7,178
CoBank ACB 7.875% 20182	20,000	22,262
CoBank ACB 0.902% 20222,3	23,425	18,575
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	33,000	33,877
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	30,000	31,082
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	30,000	30,714
Federal Home Loan Bank, Series 467, 5.25% 2014	25,875	29,277
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	27,500	28,032
Fannie Mae 6.25% 2029	20,000	24,163
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	22,000	22,504
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	14,000	14,346
		6,209,037

MORTGAGE-BACKED OBLIGATIONS5 — 8.39%
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	45,000	46,338
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	16,000	16,973
Fannie Mae 4.89% 2012	30,000	30,670
Fannie Mae 4.00% 2015	8,590	8,856
Fannie Mae 5.00% 2018	1,733	1,853
Fannie Mae 5.00% 2018	920	984
Fannie Mae 11.00% 2018	269	310
Fannie Mae 5.50% 2019	1,604	1,730
Fannie Mae 5.50% 2020	25,503	27,530
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	6,247	6,477
Fannie Mae 3.50% 2024	1,843	1,859
Fannie Mae 4.00% 2024	127,372	131,412
Fannie Mae 4.00% 2024	102,452	105,582
Fannie Mae 4.00% 2024	34,084	35,165
Fannie Mae 4.00% 2024	24,065	24,828
Fannie Mae 4.00% 2024	21,790	22,481
Fannie Mae 4.00% 2024	20,911	21,574
Fannie Mae 4.00% 2024	19,465	20,082
Fannie Mae 4.00% 2024	18,006	18,578
Fannie Mae 4.00% 2024	8,520	8,790
Fannie Mae 4.00% 2024	6,771	6,986
Fannie Mae 4.00% 2024	4,612	4,758
Fannie Mae 4.50% 2024	31,121	32,648
Fannie Mae 4.50% 2024	9,065	9,510
Fannie Mae 3.00% 2025	2,661	2,611
Fannie Mae 3.00% 2025	1,459	1,432
Fannie Mae 3.00% 2025	760	746
Fannie Mae 3.00% 2025	328	322
Fannie Mae 3.00% 2025	42	41
Fannie Mae 3.50% 2025	68,000	68,648
Fannie Mae 3.50% 2025	57,000	57,543
Fannie Mae 3.50% 2025	35,250	35,586
Fannie Mae 3.50% 2025	31,631	31,905
Fannie Mae 3.50% 2025	23,000	23,219
Fannie Mae 3.50% 2025	15,820	15,970
Fannie Mae 3.50% 2025	11,764	11,876
Fannie Mae 3.50% 2025	9,914	10,008
Fannie Mae 3.50% 2025	7,944	8,020
Fannie Mae 3.50% 2025	7,022	7,089
Fannie Mae 3.50% 2025	7,000	7,067
Fannie Mae 3.50% 2025	6,734	6,799
Fannie Mae 3.50% 2025	1,981	2,000
Fannie Mae 3.50% 2025	990	1,000
Fannie Mae 3.50% 2025	653	659
Fannie Mae 3.50% 2025	338	342
Fannie Mae 4.00% 2025	15,017	15,528
Fannie Mae 4.50% 2025	134,568	141,423
Fannie Mae 4.50% 2025	54,503	57,279
Fannie Mae 4.50% 2025	21,872	22,986
Fannie Mae 4.50% 2025	21,845	22,958
Fannie Mae 4.50% 2025	21,435	22,527
Fannie Mae 4.50% 2025	15,543	16,335
Fannie Mae 4.50% 2025	12,320	12,947
Fannie Mae, Series 2001-4, Class NA, 11.71% 20253	165	186
Fannie Mae 3.00% 2026	60,000	58,837
Fannie Mae 3.50% 2026	30,000	30,260
Fannie Mae, Series 2001-20, Class D, 11.039% 20313	58	68
Fannie Mae 5.50% 2033	19,129	20,578
Fannie Mae 5.50% 2033	15,146	16,288
Fannie Mae 5.50% 2033	1,961	2,110
Fannie Mae 5.50% 2035	8,418	9,048
Fannie Mae 5.50% 2035	5,590	6,007
Fannie Mae 6.50% 2035	10,419	11,759
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	4,943	4,190
Fannie Mae 5.50% 2036	2,206	2,370
Fannie Mae 5.50% 2036	1,821	1,956
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	12,256	13,516
Fannie Mae 6.00% 2036	4,174	4,543
Fannie Mae 5.532% 20373	12,910	13,508
Fannie Mae 6.00% 2037	67,736	73,944
Fannie Mae 6.00% 2037	27,529	29,901
Fannie Mae 6.00% 2037	14,213	15,431
Fannie Mae 6.00% 2037	10,672	11,586
Fannie Mae 6.00% 2037	8,169	8,890
Fannie Mae 6.00% 2037	2,687	2,919
Fannie Mae 6.50% 2037	22,650	25,138
Fannie Mae 6.50% 2037	18,903	20,979
Fannie Mae 6.50% 2037	17,404	19,098
Fannie Mae 6.50% 2037	9,662	10,603
Fannie Mae 7.00% 2037	4,365	4,802
Fannie Mae 7.00% 2037	3,667	4,034
Fannie Mae 7.00% 2037	2,171	2,389
Fannie Mae 5.50% 2038	6,297	6,743
Fannie Mae 6.00% 2038	48,858	53,173
Fannie Mae 6.00% 2038	26,316	28,554
Fannie Mae 6.00% 2038	11,912	12,964
Fannie Mae 6.00% 2038	7,165	7,774
Fannie Mae 6.50% 2038	22,820	25,327
Fannie Mae 4.50% 2039	136,515	140,320
Fannie Mae 4.50% 2039	56,857	58,442
Fannie Mae 4.50% 2039	32,843	33,758
Fannie Mae 6.00% 2039	26,142	28,526
Fannie Mae 6.00% 2039	13,625	14,784
Fannie Mae 6.00% 2039	12,086	13,121
Fannie Mae 3.50% 2040	34,500	32,993
Fannie Mae 4.00% 2040	168,155	167,501
Fannie Mae 4.00% 2040	28,785	28,670
Fannie Mae 4.00% 2040	22,737	22,648
Fannie Mae 4.00% 2040	11,950	11,904
Fannie Mae 4.50% 2040	48,490	49,835
Fannie Mae 4.50% 2040	43,546	44,753
Fannie Mae 4.50% 2040	22,502	23,125
Fannie Mae 5.00% 2040	30,067	31,636
Fannie Mae 6.00% 2040	13,270	14,397
Fannie Mae 3.50% 2041	50,000	47,766
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	552	636
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	450	498
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	741	861
Fannie Mae, Series 2002-W1, Class 2A, 7.365% 20423	683	788
Fannie Mae 6.50% 2047	3,667	4,017
Fannie Mae 6.50% 2047	1,649	1,807
Fannie Mae 6.50% 2047	1,438	1,576
Fannie Mae 6.50% 2047	585	641
Fannie Mae 7.00% 2047	2,049	2,254
Fannie Mae 7.00% 2047	1,982	2,180
Fannie Mae 7.00% 2047	1,637	1,800
Fannie Mae 7.00% 2047	1,515	1,666
Fannie Mae 7.00% 2047	814	896
Fannie Mae 7.00% 2047	803	884
Fannie Mae 7.00% 2047	753	829
Fannie Mae 7.00% 2047	272	299
Fannie Mae 7.00% 2047	128	139
Fannie Mae 7.00% 2047	101	112
Government National Mortgage Assn. 10.00% 2021	366	429
Government National Mortgage Assn. 6.00% 2038	57,754	63,031
Government National Mortgage Assn. 6.50% 2038	26,157	29,032
Government National Mortgage Assn. 4.50% 2040	33,024	34,341
Government National Mortgage Assn. 4.00% 2041	415,560	418,482
Freddie Mac 5.00% 2023	22,032	23,310
Freddie Mac 5.00% 2023	15,666	16,575
Freddie Mac 5.00% 2023	13,454	14,234
Freddie Mac 5.00% 2023	5,092	5,388
Freddie Mac 5.00% 2023	4,473	4,733
Freddie Mac 5.00% 2023	3,818	4,039
Freddie Mac 5.50% 2023	8,959	9,609
Freddie Mac 5.00% 2024	30,849	32,594
Freddie Mac 5.50% 2024	16,740	17,964
Freddie Mac 6.00% 2026	10,004	10,881
Freddie Mac 6.00% 2026	7,329	7,972
Freddie Mac 6.00% 2026	6,344	6,900
Freddie Mac 6.50% 2027	2,526	2,816
Freddie Mac 6.50% 2027	928	1,035
Freddie Mac 6.50% 2027	509	567
Freddie Mac 6.50% 2028	1,897	2,115
Freddie Mac, Series T-041, Class 3-A, 7.299% 20323	2,819	3,288
Freddie Mac, Series 3061, Class PN, 5.50% 2035	11,236	12,355
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	14,373	12,622
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	10,479	8,900
Freddie Mac, Series 3233, Class PA, 6.00% 2036	24,699	26,790
Freddie Mac 5.196% 20373	407	423
Freddie Mac, Series 3318, Class JT, 5.50% 2037	25,855	27,492
Freddie Mac, Series 3312, Class PA, 5.50% 2037	19,072	20,283
Freddie Mac, Series 3272, Class PA, 6.00% 2037	18,859	20,242
Freddie Mac 6.00% 2038	15,242	16,530
Freddie Mac 6.00% 2038	2,378	2,571
Freddie Mac 6.50% 2038	9,688	10,721
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	1,104	1,120
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	795	777
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	1,080	1,086
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	1,906	1,921
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	15,534	15,805
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	5,772	5,963
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	20,224	20,479
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	17,585	18,640
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	17,440	17,952
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	16,045	16,715
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20403	30,875	32,703
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	2,743	2,784
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-2, 4.739% 2037	1,461	1,459
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.318% 20373	63,000	64,400
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037	10,680	11,092
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	4,924	5,036
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-SB, 4.824% 2042	22,096	23,172
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20372	18,300	19,636
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20372	20,000	21,086
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20372	32,200	33,949
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.222% 20443	9,250	9,966
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	35,550	38,225
Bank of America 5.50% 20122	44,500	46,842
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.015% 20333	2,927	2,940
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	39,825	41,400
Nationwide Building Society, Series 2007-2, 5.50% 20122	32,500	34,445
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class D, 6.878% 20182	15,000	15,085
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A-4, 5.56% 2039	11,880	12,543
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	26,282	27,465
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	325	325
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.315% 20453	25,000	26,281
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	24,210	24,634
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 2.844% 20353	24,000	23,720
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-4, 6.186% 2035	4,140	4,272
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	18,533	18,596
Ally Financial Inc., Series 2001-C1, Class A-2, 6.465% 2034	21,523	21,591
Ally Financial Inc., Series 2002-C2, Class A-2, 5.389% 2038	694	701
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	1,140	1,147
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	778	780
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PW10, Class AM, 5.449% 20403	20,000	20,213
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	20,857	20,933
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20262,6	19,692	20,390
Bank of Montreal 2.85% 20152	17,000	17,286
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	15,890	15,209
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	14,615	13,992
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-4, 6.462% 2031	12,916	13,468
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036	10,000	10,446
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	2,941	2,967
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 20582,3	8,214	8,558
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 6.141% 2034	7,954	8,247
Prudential Mortgage Capital Funding, LLC, Series ROCK 2001-C1, Class A-2, 6.605% 2034	4,775	4,800
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	4,361	4,433
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 2.949% 20333	4,745	4,272
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 20443	2,081	2,080
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	102	102
		4,238,768

CORPORATE BONDS & NOTES — 7.12%
FINANCIALS — 2.33%
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20142	4,445	4,727
Westfield Group 5.75% 20152	16,250	17,622
Westfield Group 5.70% 20162	30,520	32,983
Westfield Group 7.125% 20182	21,280	24,515
ProLogis 5.50% 2012	15,000	15,488
ProLogis 5.625% 2015	10,425	10,952
ProLogis 6.625% 2018	15,500	16,482
ProLogis 7.375% 2019	27,000	29,540
Liberty Mutual Group Inc. 6.50% 20352	17,435	15,491
Liberty Mutual Group Inc. 7.50% 20362	20,625	20,564
Liberty Mutual Group Inc. 7.697% 20972	22,180	19,722
Kimco Realty Corp. 6.00% 2012	2,750	2,950
Kimco Realty Corp., Series C, 4.82% 2014	13,000	13,722
Kimco Realty Corp., Series C, 5.783% 2016	14,000	15,251
Kimco Realty Corp. 5.70% 2017	21,180	22,778
Société Générale 2.50% 20142	22,000	21,994
Société Générale 3.10% 20152	16,000	15,653
Société Générale 3.50% 20162	17,000	16,764
Royal Bank of Scotland PLC 3.40% 2013	16,500	16,678
Royal Bank of Scotland PLC 3.95% 2015	16,000	15,745
Royal Bank of Scotland PLC 4.875% 2015	20,000	20,478
American Express Bank 5.50% 2013	21,300	22,969
American Express Co. 6.15% 2017	22,800	25,736
CNA Financial Corp. 5.85% 2014	25,000	26,400
CNA Financial Corp. 6.50% 2016	16,000	17,155
JPMorgan Chase & Co. 2.60% 2016	29,500	28,656
JPMorgan Chase & Co. 4.25% 2020	13,250	12,966
Monumental Global Funding 5.50% 20132	12,000	12,848
Monumental Global Funding III 0.489% 20142,3	29,000	27,876
ERP Operating LP 5.375% 2016	25,000	27,367
ERP Operating LP 4.75% 2020	12,000	12,117
HBOS PLC 6.75% 20182	41,050	38,491
Simon Property Group, LP 6.75% 2014	8,495	9,570
Simon Property Group, LP 5.875% 2017	15,165	16,668
Simon Property Group, LP 6.125% 2018	8,160	9,185
UBS AG 5.875% 2017	32,125	35,383
Citigroup Inc. 4.587% 2015	17,000	17,742
Citigroup Inc. 4.75% 2015	16,500	17,294
ACE INA Holdings Inc. 5.875% 2014	20,000	22,443
ACE INA Holdings Inc. 2.60% 2015	12,665	12,482
Bank of America Corp. 3.70% 2015	16,500	16,375
Bank of America Corp. 5.75% 2017	13,650	14,225
Hospitality Properties Trust 6.75% 2013	7,215	7,625
Hospitality Properties Trust 6.70% 2018	21,025	22,075
Abbey National Treasury Services PLC 3.875% 20142	13,500	13,390
Sovereign Bancorp, Inc. 8.75% 2018	4,000	4,386
Santander Issuances, SA Unipersonal 6.50% 20192,3	11,500	11,120
MetLife Global Funding I 5.125% 20132	12,000	12,928
MetLife Global Funding I 2.50% 20152	16,000	15,785
Household Finance Corp. 6.375% 2012	13,000	14,101
HSBC Bank PLC 3.50% 20152	13,250	13,597
Barclays Bank PLC 2.50% 2013	8,500	8,642
Barclays Bank PLC 5.125% 2020	18,000	18,416
Morgan Stanley, Series F, 6.625% 2018	20,000	21,727
Westpac Banking Corp. 3.00% 2015	17,000	16,987
Bank of New York Mellon Corp., Series G, 2.50% 2016	17,000	16,823
Principal Life Insurance Co. 5.30% 2013	15,500	16,783
Toyota Motor Credit Corp. 1.375% 2013	16,500	16,578
ANZ National (International) Ltd. 3.125% 20152	16,500	16,429
New York Life Global Funding 5.25% 20122	15,000	16,145
Bank of Tokyo-Mitsubishi, Ltd. 2.45% 20152	16,000	15,717
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	13,000	14,164
Prudential Holdings, LLC, Series C, 8.695% 20232,5	11,500	13,730
Goldman Sachs Group, Inc. 3.70% 2015	12,965	13,224
Standard Chartered PLC 3.85% 20152	12,500	12,882
Boston Properties, Inc. 5.875% 2019	10,000	10,863
Lincoln National Corp. 5.65% 2012	10,000	10,641
Nationwide Financial Services, Inc. 6.75% 20673	10,000	9,240
Nationwide Mutual Insurance Co. 5.81% 20242,3	8,150	7,495
Wells Fargo & Co. 4.375% 2013	6,920	7,327
UDR, Inc. 5.00% 2012	6,000	6,165
		1,179,032

TELECOMMUNICATION SERVICES — 0.91%
SBC Communications Inc. 6.25% 2011	10,000	10,112
AT&T Wireless Services, Inc. 8.125% 2012	5,230	5,715
AT&T Inc. 4.95% 2013	16,250	17,426
SBC Communications Inc. 5.10% 2014	15,000	16,425
SBC Communications Inc. 5.625% 2016	49,300	55,344
BellSouth Capital Funding Corp. 7.875% 2030	51,500	62,216
SBC Communications Inc. 6.45% 2034	40,000	42,530
AT&T Inc. 5.35% 20402	11,456	10,813
Verizon Communications Inc. 3.75% 2011	29,250	29,611
Verizon Communications Inc. 5.55% 2014	12,440	13,728
Verizon Communications Inc. 5.50% 2017	13,975	15,464
Verizon Communications Inc. 6.35% 2019	15,600	18,034
Verizon Communications Inc. 5.85% 2035	6,000	6,227
Verizon Communications Inc. 6.25% 2037	40,000	42,824
Telecom Italia Capital SA 5.25% 2015	43,605	44,692
Telecom Italia Capital SA 6.999% 2018	2,575	2,730
Deutsche Telekom International Finance BV 5.875% 2013	12,500	13,776
Deutsche Telekom International Finance BV 4.875% 2014	15,500	16,672
Telefónica Emisiones, SAU 3.729% 2015	4,175	4,146
Telefónica Emisiones, SAU 5.134% 2020	11,825	11,405
France Télécom 4.375% 2014	10,000	10,694
American Tower Corp. 4.625% 2015	10,000	10,457
		461,041

INDUSTRIALS — 0.61%
General Electric Capital Corp., Series A, 2.25% 2015	21,500	20,693
General Electric Co. 5.25% 2017	24,250	26,230
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 20165	14,156	14,820
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 20195	8,418	8,802
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20195	4,504	4,800
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20205	7,763	8,258
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20225	6,541	6,966
Union Pacific Corp. 5.75% 2017	4,325	4,863
Union Pacific Corp. 5.70% 2018	29,150	32,771
Burlington Northern Santa Fe Corp. 7.00% 2014	31,850	36,423
Koninklijke Philips Electronics NV 5.75% 2018	23,500	26,390
Volvo Treasury AB 5.95% 20152	22,500	24,462
BAE Systems 2001 Asset Trust, Series 2001, Class B, 7.156% 20112,5	4,572	4,714
BAE Systems 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 20132,5	12,136	13,126
United Technologies Corp. 5.70% 2040	14,000	15,319
CSX Corp. 5.75% 2013	7,670	8,367
CSX Corp. 6.25% 2015	5,990	6,814
Atlas Copco AB 5.60% 20172	14,000	15,104
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20135	13,650	14,111
Norfolk Southern Corp. 5.75% 2016	7,615	8,566
Canadian National Railway Co. 4.95% 2014	6,000	6,526
		308,125

CONSUMER DISCRETIONARY — 0.61%
Comcast Corp. 5.30% 2014	15,000	16,352
Comcast Corp. 6.30% 2017	16,750	19,205
Comcast Corp. 6.45% 2037	15,000	16,079
Comcast Corp. 6.95% 2037	24,250	27,517
Time Warner Cable Inc. 6.75% 2018	45,370	52,966
Time Warner Cable Inc. 5.00% 2020	25,000	25,775
Thomson Reuters Corp. 5.95% 2013	8,140	9,042
Thomson Reuters Corp. 6.50% 2018	20,815	24,304
Time Warner Inc. 5.875% 2016	14,210	16,059
AOL Time Warner Inc. 7.625% 2031	13,565	16,537
Cox Communications, Inc. 5.45% 2014	15,500	17,079
Volkswagen International Finance NV 1.625% 20132	16,000	16,002
NBC Universal, Inc. 2.875% 20162	16,000	15,650
News America Inc. 5.30% 2014	4,750	5,254
News America Inc. 6.90% 2019	3,250	3,900
News America Inc. 6.15% 2037	5,000	5,230
Nordstrom, Inc. 6.75% 2014	10,000	11,342
Seminole Tribe of Florida 5.798% 20132,5	7,175	7,225
		305,518

CONSUMER STAPLES — 0.58%
Anheuser-Busch InBev NV 3.625% 2015	36,500	37,712
Anheuser-Busch InBev NV 4.125% 2015	16,500	17,394
Anheuser-Busch InBev NV 7.75% 20192	20,000	24,926
Kraft Foods Inc. 2.625% 2013	12,000	12,348
Kraft Foods Inc. 6.75% 2014	16,180	18,457
Kraft Foods Inc. 6.50% 2040	20,000	22,490
Altria Group, Inc. 9.25% 2019	15,000	19,607
Altria Group, Inc. 9.95% 2038	13,500	19,079
PepsiCo, Inc. 3.10% 2015	17,000	17,750
PepsiCo, Inc. 7.90% 2018	15,000	19,329
CVS Caremark Corp. 6.036% 20285	7,058	7,259
CVS Caremark Corp. 6.943% 20305	12,193	13,291
Coca-Cola Co. 1.50% 2015	18,970	18,229
British American Tobacco International Finance PLC 9.50% 20182	13,580	17,897
Kroger Co. 3.90% 2015	16,250	17,093
Wal-Mart Stores, Inc. 2.875% 2015	11,700	12,014
		294,875

HEALTH CARE — 0.58%
Cardinal Health, Inc. 4.00% 2015	44,100	45,724
Cardinal Health, Inc. 5.80% 2016	17,500	19,660
Cardinal Health, Inc. 4.625% 2020	20,000	19,995
UnitedHealth Group Inc. 6.00% 2017	22,170	24,757
UnitedHealth Group Inc. 6.00% 2018	35,000	39,788
GlaxoSmithKline Capital Inc. 4.85% 2013	33,700	36,612
Novartis Capital Corp. 2.90% 2015	30,000	30,850
Abbott Laboratories 2.70% 2015	12,000	12,247
Abbott Laboratories 5.125% 2019	8,600	9,485
Biogen Idec Inc. 6.00% 2013	13,500	14,589
Medco Health Solutions, Inc. 2.75% 2015	13,335	13,245
Coventry Health Care, Inc. 6.30% 2014	11,955	12,634
Pfizer Inc 4.45% 2012	10,000	10,438
		290,024

UTILITIES — 0.54%
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	55,500	60,803
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	8,450	11,673
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	18,000	19,363
PacifiCorp., First Mortgage Bonds, 5.65% 2018	2,465	2,826
MidAmerican Energy Holdings Co. 5.75% 2018	23,360	26,363
MidAmerican Energy Holdings Co. 5.95% 2037	6,125	6,483
E.ON International Finance BV 5.80% 20182	24,450	27,668
Alabama Power Co., Series FF, 5.20% 2016	16,000	17,784
Alabama Power Co. 6.00% 2039	7,500	8,350
San Diego Gas & Electric Co., Series CCC, 5.30% 2015	15,000	16,870
Electricité de France SA 6.95% 20392	12,000	14,247
Virginia Electric and Power Co., Series B, 5.95% 2017	10,000	11,511
Iberdrola Finance Ireland 3.80% 20142	11,000	10,960
Niagara Mohawk Power 3.553% 20142	10,000	10,400
Appalachian Power Co., Series M, 5.55% 2011	7,800	7,889
Veolia Environnement 5.25% 2013	6,500	7,026
PG&E Corp. 5.75% 2014	5,750	6,298
Kern River Funding Corp. 4.893% 20182,5	4,282	4,425
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 20182,5	3,700	3,926
		274,865

ENERGY — 0.51%
Kinder Morgan Energy Partners LP 6.00% 2017	41,610	45,999
Shell International Finance BV 1.30% 2011	16,250	16,358
Shell International Finance BV 1.875% 2013	16,500	16,758
StatoilHydro ASA 2.90% 2014	13,285	13,749
Statoil ASA 3.125% 2017	16,500	16,363
Enbridge Energy Partners, LP, Series B, 6.50% 2018	12,250	14,018
Enbridge Energy Partners, LP, Series B, 7.50% 2038	12,250	14,745
Total Capital SA 3.00% 2015	17,000	17,375
Cenovus Energy Inc. 4.50% 2014	15,000	16,087
Rockies Express Pipeline LLC 6.85% 20182	14,750	15,752
Sunoco, Inc. 4.875% 2014	15,000	15,647
Canadian Natural Resources Ltd. 5.70% 2017	11,925	13,615
Williams Partners L.P. 4.125% 2020	13,500	12,812
Enbridge Inc. 5.60% 2017	10,000	11,270
Husky Energy Inc. 6.80% 2037	9,375	10,385
BG Energy Capital PLC 2.50% 20152	7,200	7,142
		258,075

MATERIALS — 0.36%
ArcelorMittal 3.75% 2015	16,500	16,655
ArcelorMittal 5.25% 2020	20,000	19,809
ArcelorMittal 7.00% 2039	25,000	26,027
Dow Chemical Co. 7.60% 2014	18,250	21,065
Rohm and Haas Co. 6.00% 2017	17,445	19,119
International Paper Co. 7.40% 2014	23,250	26,398
International Paper Co. 7.30% 2039	10,500	12,003
Anglo American Capital PLC 2.15% 20132	27,355	27,608
Rio Tinto Finance (USA) Ltd. 8.95% 2014	9,180	11,123
		179,807

INFORMATION TECHNOLOGY — 0.09%
KLA-Tencor Corp. 6.90% 2018	19,000	20,931
International Business Machines Corp. 2.00% 2016	17,000	16,642
Cisco Systems, Inc. 2.90% 2014	10,000	10,382
		47,955

Total corporate bonds & notes		3,599,317

ASSET-BACKED OBLIGATIONS5 — 0.36%
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	10,041	10,230
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	12,206	12,789
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	17,000	18,275
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	16,076	17,174
Chase Credit Card Owner Trust, Series 2003-4, Class B, 0.91% 20163	14,000	13,926
USAA Auto Owner Trust, Series 2007-1, Class A-4, 5.55% 2013	12,868	12,974
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	12,000	12,963
Morgan Stanley ABS Capital I Inc., Series 2004-NC3, Class M-1, 1.056% 20343	13,923	10,633
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 20333	5,159	4,974
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	6,338	5,643
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 20142	9,172	9,440
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-1, 4.26% 20142	9,000	9,422
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	4,162	4,035
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 0.861% 20333	92	79
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	5,566	5,189
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 0.561% 20192,3	7,217	6,938
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014	6,328	6,404
Home Equity Asset Trust, Series 2004-2, Class M-1, 1.056% 20343	7,984	6,103
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 20122	1,842	1,845
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 20132	3,402	3,433
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 20172	3,844	3,837
CWABS, Inc., Series 2004-BC1, Class M-1, 1.011% 20343	4,439	3,682
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.061% 20343	1,147	905
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 1.161% 20343	1,124	642
		181,535

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.18%
Polish Government 5.25% 2014	2,500	2,673
Polish Government 6.375% 2019	14,350	16,147
Croatian Government 6.75% 20192	17,000	17,821
Province of Ontario, Series 1, 1.875% 2012	16,750	17,080
Australia and New Zealand Government Agency-Guaranteed, Australia and New Zealand Banking Group Ltd. 3.25% 20122	13,000	13,341
Hungarian Government 6.25% 2020	12,250	11,893
France Government Agency-Guaranteed, Société Finance 2.875% 20142	10,460	10,800
		89,755

MUNICIPALS — 0.07%
State of Maryland, Howard Hughes Medical Institute, Taxable Bonds, 3.45% 2014	15,475	16,348
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	12,233	10,712
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.95% 2036	9,500	9,906
		36,966

MISCELLANEOUS — 0.03%
Other bonds & notes in initial period of acquisition		15,424

Total bonds & notes (cost: $13,821,901,000)		14,370,802

	Principal amount
Short-term securities — 4.01%	(000)

Freddie Mac 0.15%–0.25% due 1/3–5/27/2011	$559,800	559,586
U.S. Treasury Bills 0.173%–0.257% due 4/21–11/17/2011	464,700	464,202
Federal Home Loan Bank 0.16%–0.29% due 1/4–11/14/2011	199,084	198,874
Fannie Mae 0.14%–0.20% due 2/1–3/1/2011	181,900	181,866
Straight-A Funding LLC 0.25% due 1/6–2/16/20112	108,659	108,637
General Electric Capital Services, Inc. 0.25% due 2/16/2011	91,500	91,475
Jupiter Securitization Co., LLC 0.25%–0.27% due 1/4–1/18/20112	75,000	74,994
Coca-Cola Co. 0.19% due 2/28/20112	69,500	69,478
Variable Funding Capital Company LLC 0.26% due 1/27/20112	50,000	49,990
Walt Disney Co. 0.17% due 2/17/20112	49,800	49,789
Abbott Laboratories 0.20% due 1/24/20112	45,900	45,894
Johnson & Johnson 0.22% due 1/20/20112	31,100	31,096
NetJets Inc. 0.17% due 1/20/20112	30,800	30,797
Paccar Financial Corp. 0.23% due 1/28/2011	27,350	27,344
Federal Farm Credit Banks 0.25% due 7/8/2011	25,000	24,970
Procter & Gamble Co. 0.22% due 1/4/20112	19,900	19,900

Total short-term securities (cost: $2,028,756,000)		2,028,892

Total investment securities (cost: $43,019,832,000)		50,825,201
Other assets less liabilities		(293,684)

Net assets		$50,531,517

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,618,345,000, which represented 3.20% of the net assets of the fund.

3Coupon rate may change periodically.
4Index-linked bond whose principal amount moves with a government retail price index.
5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, was $20,390,000, which represented .04% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-911-0211O-S25558

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
American Balanced Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Balanced Fund (the “Fund”) as of December 31, 2010, and for the year then ended and have issued our report thereon dated February 7, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 7, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: February 28, 2011

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: February 28, 2011